UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 25, 2004

VERITAS Software Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-26247	77-0507675

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

350 Ellis Street, Mountain View, California	94043

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (650) 527-8000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management

Item 5.02 — Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On August 26, 2004, VERITAS Software Corporation (the “Company”) issued a press release announcing the nomination by the board of directors of the Company (the “Board”) on August 25, 2004 of William Pade as a new independent director. Mr. Pade will also serve as a member of the Company’s compensation committee. In addition, the Board appointed Michael Brown to the Company’s audit committee. The press release further announced the resignation of Joseph D. Rizzi and Fred van den Bosch from the Board on August 25, 2004. A copy of the press release, dated as of August 26, 2004, entitled “VERITAS Announces Results of 2004 Stockholder Meeting,” is furnished as Exhibit 99.01 to this Current Report and is incorporated herein by reference.

Section 9 — Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

     (c) Exhibits

Exhibit
Number	Exhibit Title or Description
99.01	Press release entitled “VERITAS Announces Results of 2004 Stockholder Meeting,” dated August 26, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERITAS Software Corporation
/s/ Edwin J. Gillis
Edwin J. Gillis
Date: August 26, 2004	Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit
Number	Exhibit Title or Description
99.01	Press release entitled “VERITAS Announces Results of 2004 Stockholder Meeting,” dated August 26, 2004.